EQ ADVISORS TRUSTSM

EQ/Real Estate PLUS Portfolio

SUPPLEMENT DATED FEBRUARY 11, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus of the EQ/Real Estate PLUS Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with notice of an anticipated change to the EQ/Real Estate PLUS Portfolio’s investment policy effective on or about May 1, 2016.

Information Regarding

EQ/Real Estate PLUS Portfolio

The Board of Trustees of EQ/Real Estate PLUS Portfolio (the “Portfolio”) has approved a change to the Portfolio’s investment policy to invest at least 80% of its assets consistent with its name. The Portfolio pursues a passive strategy that seeks to track the performance of the FTSE EPRA/NAREIT Developed Index. The Board of Trustees has also approved changing the Portfolio’s name from EQ/Real Estate PLUS Portfolio to AXA Real Estate Portfolio.

As Rule 35d-1 under the Investment Company Act of 1940 requires, we are providing you with 60 days advance notice of a change to the Portfolio’s investment policy to invest at least 80% of its assets consistent with its name. Shareholder approval is not required. You do not need to take any action.

The change is expected to become effective on May 1, 2016. The following table compares the old and new investment policy regarding 80% of the Portfolio’s net assets.

Old Investment Policy	New Investment Policy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”), and real estate-linked derivative instruments backed by a portfolio of inflation- indexed securities and other fixed income instruments.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”) and derivative instruments that provide exposure to the real estate industry.